                                                                  Exhibit 10.18a



                      SECOND AMENDMENT TO CREDIT AGREEMENT


                  THIS SECOND AMENDMENT TO CREDIT AGREEMENT is dated as of April 8, 1998 (this "SECOND AMENDMENT"), is entered into by and among SYGNET COMMUNICATIONS, INC., an Ohio corporation (the "BORROWER"), the Lenders which are parties to the Credit Agreement referred to below (collectively the "LENDERS"), TORONTO DOMINION (TEXAS), INC. as the Administrative Agent and PNC BANK, NATIONAL ASSOCIATION as the Documentation Agent and as the Collateral Agent, and amends the Credit Agreement dated as of October 9, 1996, as previously amended by that certain Consent, Waiver and Amendment dated March 28, 1997 (the foregoing herein referred to collectively as the "ORIGINAL CREDIT AGREEMENT"), entered into by and among the Borrower, the Lenders and the Agents (as that term is defined in the Original Credit Agreement).


                                   WITNESSETH:

                  WHEREAS, the Borrower and the Lenders have agreed to make certain changes to the interest rates set forth in the Original Credit Agreement, to provide for a swing line in the principal amount of $5,000,000 to be made available by PNC Bank, National Association, and to make certain other changes to the Original Credit Agreement, upon the terms and conditions set forth herein.

                  NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and with the intent to be legally bound hereby, the parties hereto agree as follows:


                                    ARTICLE I

                     AMENDMENTS TO ORIGINAL CREDIT AGREEMENT
                     ---------------------------------------

                  SECTION 1.01 AMENDMENT TO SECTION 1.1 OF THE ORIGINAL CREDIT AGREEMENT. Section 1.1 of the Original Credit Agreement is hereby amended as follows:

                  (a) The following defined terms and the definitions therefor are added to Section 1.1 in appropriate alphabetical order:

                                    FIRST AMENDMENT: The Consent, Waiver and
                  Amendment dated March 28, 1997 entered into by and between the Borrower and the Documentation Agent, for and on behalf of the Lenders.

                                    PNC BANK: PNC Bank, National Association,
                  and its successors and assigns.

                                    RATABLE SHARE: The proportion that a
                  Lender's Commitment bears to the Commitments of all the Lenders.

                                    SECOND AMENDMENT: The Second Amendment to
                  Credit Agreement dated as of April 8, 1998 entered into by and among the Borrower, the Lenders and the Agents.

                                    SWING LOAN: Any loan made by PNC Bank to the
                  Borrower pursuant to Section 2.1a(ii) hereof.

                                    SWING LOAN COMMITMENT: PNC Bank's commitment
                  to make Swing Loans to the Borrower pursuant to Section 2.1a(ii) hereof in an aggregate Dollar amount not to exceed at any one time outstanding $5,000,000.

                                    SWING LOAN NOTE: The Swing Loan Note of the
                  Borrower in the form of Exhibit "A" to the Second Amendment evidencing the Swing Loans, together with all extensions, renewals, amendments, substitutions and replacements thereto and thereof.

                                    SWING LOAN RATE: For any day, a floating
                  rate of interest per annum equal to the sum of (i) the Federal Funds Rate on the day a Swing Loan is requested by the Borrower, plus (ii) (A) the Applicable Margin then in effect with respect to Euro-Rate Loans less (B) the Commitment Fee then in effect pursuant to Section 2.7a. For purposes of this definition only, (i) "Federal Funds Rate" shall mean, for any day, (A) the interest rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) determined by PNC Bank (such determination shall be conclusive absent manifest error) to be equal to the weighted average of rates on federal funds transactions among members of the Federal Reserve System arranged by Federal funds brokers at or about 9:00 a.m. (Eastern time) on such day; provided, however, that if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate for such transactions on the immediately preceding Business Day or (B) if no such rates shall be quoted by Federal funds brokers at such time, such other rate as determined by PNC Bank in accordance with its usual procedures (such determination shall be conclusive absent manifest error), and (ii) "Business Day" shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Philadelphia, Pennsylvania.


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

                                    SWING LOAN REQUEST: A request for Swing
                  Loans made in accordance with Section 2.4b hereof.


                  (b) The definitions of the following defined terms are hereby amended and restated to read as follows:

                                    LOAN: An individual borrowing by the
                  Borrower under the Revolving Credit Commitment or any Swing Loan.

                                    LOAN DOCUMENT: Any of this Agreement, any
                  Revolving Credit Note, the Swing Line Note, any Security Document, any Subsidiary Guaranty Agreement, any Fee Letter, any Interest Hedge Agreement entered into with a Lender, the Management Agreement and all other agreements, documents and instruments executed and delivered to govern, evidence or secure the Obligations, and the statements, reports, certificates and other documents required by, or related to, any of the foregoing, together with all extensions, renewals, amendments, substitutions and replacements to and of any of the foregoing.

                                    OBLIGATIONS: Collectively, (i) all unpaid
                  principal and accrued and unpaid interest (including, without limitation, any interest accruing subsequent to the commencement of a bankruptcy, insolvency or similar proceeding with respect to the Borrower, whether or not such interest constitutes an allowed claim in such proceeding) under the Loans and the Swing Loans, (ii) all accrued and unpaid Fees,
                  (iii) any other amounts due hereunder or under any of the other Loan Documents, including all reimbursements, indemnities, Fees, costs, expenses, prepayment premiums, break-funding costs and other obligations of the Borrower, any Subsidiary of the Borrower or Wireless to any Agent, any Lender or any indemnified party hereunder and thereunder, (iv) any obligations owed by the Borrower to any Lender or to any Affiliate of any Lender pursuant to an Interest Hedge Agreement and (v) all out-of-pocket costs and expenses incurred by the Agents and the Lenders in connection with this Agreement and the other Loan Documents, including but not limited to the reasonable fees and expenses of the Agents' counsel, which the Borrower is responsible to pay pursuant to the terms of this Agreement and the other Loan Documents.

                                    REQUIRED LENDERS: Prior to the termination
                  of the Revolving Credit Commitment, the Lenders whose Commitment

                  Percentages aggregate at least sixty-six and two-thirds percent (66 2/3%) of the aggregate Commitment Percentages of all the Lenders, and after the termination of the Revolving Credit Commitment, whether on the stated Maturity Date, by acceleration or otherwise, the Lenders whose outstanding principal amounts of the Loans (including Swing Loans) aggregate at least sixty-six and two-thirds (66 2/3%) of the aggregate principal amount of the outstanding Loans.


                  SECTION 1.02 AMENDMENTS TO SECTION 2.1 OF THE ORIGINAL CREDIT AGREEMENT.

                  (a) The heading of Section 2.1 is hereby amended and restated to read as follows:

                  2.1 REVOLVING CREDIT COMMITMENT; SWING LOAN COMMITMENT.


                  (b) Subsection 2.1a is hereby amended and restated to read as follows:

                  2.1a LOANS.

                                    (i) REVOLVING CREDIT LOANS. The Lenders
                  agree, subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, that the Borrower shall have the right to borrow, repay and reborrow, from the date hereof until the Maturity Date, a principal amount not to exceed in the aggregate the Revolving Credit Commitment at any one time outstanding.

                                    (ii) SWING LOAN COMMITMENT. Subject to the
                  terms and conditions hereof and relying upon the representations and warranties herein set forth, PNC Bank may, at its option, cancelable at any time for any reason whatsoever, make Swing Loans to the Borrower at any time or from time to time to, but not including, the Maturity Date, in an aggregate principal amount not to exceed at any one time $5,000,000; provided that (A) the sum of the aggregate principal amount of PNC Bank's Swing Loans and the Loans of PNC Bank outstanding under the Revolving Credit Commitment shall not exceed at any time PNC Bank's Commitment, and (B) the aggregate principal amount of PNC Bank's Swing Loans and the Loans of all the Lenders at any one time outstanding shall not exceed the Revolving Credit Commitments of all the Lenders. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this
                  Section 2.1a(ii).

                  (c) Subsection 2.1d is hereby amended and restated in its entirety to read as follows:

                  2.1d AMOUNT OF LOANS AND REPAYMENTS. Each Base Rate Loan shall be in a minimum amount of $1,000,000, or if in excess of $1,000,000, in integral multiples of $100,000. Each Euro-Rate Loan shall be in a minimum amount of $1,000,000, or if in excess of $1,000,000, in integral multiples of $500,000. Each repayment of a Loan (except for repayments relating to mandatory or voluntary reductions of the Revolving Credit Commitment described in Section 2.1c and repayments due on the Maturity Date) shall be in a minimum amount of $1,000,000. Subject to the other terms and provisions hereof relating to Swing Loans, Swing Loans and repayments of Swing Loans may be in any amount.

                  (d) Subsection 2.1e is hereby amended and restated in its entirety to read as follows:

                  2.1e REPAYMENT ON MATURITY DATE. On the Maturity Date the entire outstanding principal balance of the Loans and the Swing Loans, plus all accrued and unpaid interest thereon, any unpaid Fees relating thereto and any other outstanding Obligations shall be due and payable, in immediately available funds.

                  (e) Subsection 2.1f is hereby amended and restated in its entirety to read as follows:

                  2.1f NOTES. The obligations of the Borrower to repay, on or before the Maturity Date, the aggregate unpaid principal amount of the Loans shall be evidenced by Revolving Credit Notes, each substantially in the form of EXHIBIT "A", (i) drawn by the Borrower to the order of a Lender in the maximum amount of that Lender's Commitment Percentage of the Revolving Credit Commitment, (ii) duly executed by the Borrower and (iii) delivered to the Administrative Agent for redelivery to such Lender. The obligation of the Borrower to repay, on or before the Maturity Date, the aggregate unpaid principal amount of the Swing Loans shall be evidenced by the Swing Loan Note substantially in the form of EXHIBIT "A" to the Second Amendment, (i) drawn by the Borrower to the order of PNC Bank in the maximum amount of PNC Bank's Swing Loan Commitment, (ii) duly executed by the

                  Borrower and (iii) delivered to PNC Bank. The principal amount actually due and owing each Lender under the Revolving Credit Note payable to it shall be the aggregate unpaid principal amount of all Loans made by such Lender, and the principal amount actually due and owing PNC Bank under the Swing Loan Note payable to it shall be the aggregate unpaid principal amount of all Swing Loans made by PNC Bank, all as shown on the Loan Accounts established pursuant to Section 2.6.


                  (f) The following new Subsection 2.1g is hereby added to the Original Credit Agreement, immediately following subsection 2.1f:

                  2.1g OTHER PROVISIONS RELATING TO SWING LOANS.

                                    (i) PNC Bank may, at its option, exercisable
                  at any time for any reason whatsoever, demand repayment of the Swing Loans, and each Lender shall make a Loan in an amount equal to such Lender's Ratable Share of the aggregate principal amount of the outstanding Swing Loans, plus, if PNC Bank so requests, accrued interest thereon; PROVIDED that no Lender shall be obligated in any event to make Loans in excess of its Commitment, and PROVIDED, FURTHER, that PNC Bank may not demand repayment of any Swing Loan, and the Lenders shall not be required to make Loans equal to their respective Ratable Shares of such Swing Loan, if, at the time such Swing Loan was originally made by PNC Bank, PNC Bank had actual knowledge that any of the conditions to lending contained in Subsections 7.1b, 7.1c and 7.1d hereof had not been met. Loans made by the Lenders pursuant to the preceding sentence shall initially bear interest at the Base Rate Option (unless and until converted to another Interest Rate Option hereunder) and shall be deemed to have been properly requested in accordance with Section 2.4(a) without regard to any of the requirements of that provision. PNC Bank shall provide notice to the Administrative Agent (which may be telephonic or written notice by letter, facsimile or telex) that such Loans are to be made under this Subsection 2.1g. Upon receipt of such notice, the Administrative Agent shall provide prompt notice to the Lenders (which may be telephonic or written notice by letter, facsimile or telex) that such Loans are to be made under this Subsection 2.1g, and of the apportionment among the Lenders, and the Lenders shall be unconditionally obligated to fund such Loans (whether or not the conditions specified in Section 2.4(a) are then satisfied) by the time and on the day PNC Bank so requests, which shall not be earlier than 3:00 p.m. Eastern time on the Business Day next after the date the Lenders receive such notice from the Administrative Agent.

                                    (ii) If at any time the aggregate
                  outstanding principal amount of Loans made by PNC Bank under the Revolving Credit Commitment exceeds an amount equal to PNC Bank's Commitment less its Swing Loan Commitment, or if any request by the Borrower for Loans would cause the aggregate outstanding principal amount of the Loans made by PNC Bank under the Revolving Credit Commitment to exceed an amount equal to PNC Bank's Commitment less its Swing Loan Commitment, then (A) the outstanding Swing Loans shall be reduced by a Dollar amount necessary so that Loans under the Revolving Credit Commitment can be made by PNC Bank in an aggregate outstanding principal amount in excess of an amount equal to PNC Bank's Commitment less its Swing Loan Commitment, and (B) the Dollar amount of Swing Loans so reduced shall be automatically converted by PNC Bank to Loans made by it under the Revolving Credit Commitment.

                                    (iii) So long as PNC Bank elects to make
                  Swing Loans, PNC Bank shall, after receipt by it of a request for a Swing Loan pursuant to Section 2.4b, fund such Swing Loan to the Borrower by funding the account of the Borrower maintained at PNC Bank or by PNC Bank making a wire transfer into an account of the Borrower designated by the Borrower in such request.


                  SECTION 1.03 AMENDMENTS TO SECTION 2.2 OF ORIGINAL CREDIT AGREEMENT.

                  (a) Subsection 2.2a of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  2.2a INTEREST RATES. During the term hereof the Borrower, in accordance with the provisions of this Section 2.2, shall have the option of electing from time to time one or more of the Interest Rate Options set forth below to be applied by the Lenders to the Loans outstanding hereunder; PROVIDED, HOWEVER, that only the Swing Loan Rate shall apply to the Swing Loans, and PROVIDED, FURTHER, that if PNC Bank demands repayment of the Swing Loans pursuant to Subsection 2.1g and the Lenders are required to make Loans in the amount of their Ratable Share of the Swing Loans, such Loans shall bear interest at the Base Rate Option, until converted to another Interest Rate
                  Option:


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

                                    (i) BASE RATE AND EURO-RATE OPTIONS.
                  Interest (A) under the Base Rate Option shall accrue at a rate per annum equal to the sum of (1) the Base Rate plus (2) the Applicable Margin, as set forth below, and (B) under the Euro-Rate Option shall accrue at a rate per annum equal to the sum of (1) the Euro-Rate plus (2) the Applicable Margin, as set forth below. In all cases the Applicable Margin shall fluctuate in accordance with the Total Indebtedness to Adjusted Annualized Operating Cash Flow Ratio, as follows:


-----------------------------------------------------------------------------------------------------------
 TOTAL INDEBTEDNESS TO ADJUSTED ANNUALIZED                         APPLICABLE MARGIN
  OPERATING CASH FLOW RATIO AS OF THE LAST
  DAY OF THE IMMEDIATELY PRECEDING FISCAL
                  QUARTER
-----------------------------------------------------------------------------------------------------------
                                                                    BASE RATE                    EURO-RATE
-----------------------------------------------------------------------------------------------------------
Greater than 10.00:1.00                                              1.500%                         2.500%
-----------------------------------------------------------------------------------------------------------
Less than or equal to 10.00:1.00 but                                 1.250%                         2.250%
greater than 8.00:1.00
-----------------------------------------------------------------------------------------------------------
Less than or equal to 8.00:1.00 but greater                          1.000%                         2.000%
than 7.00:1.00
-----------------------------------------------------------------------------------------------------------
Less than or equal to 7.00:1.00 but greater                           .750%                         1.750%
than 6.00:1.00
-----------------------------------------------------------------------------------------------------------
Less than or equal to 6.00:1.00 but greater                           .500%                         1.500%
than 5.00:1.00
-----------------------------------------------------------------------------------------------------------
Less than or equal to 5.00:1.00 but greater                           .250%                         1.250%
than 4.00:1.00
-----------------------------------------------------------------------------------------------------------
Less than or equal to 4.00:1.00                                      0.000%                         1.000%
-----------------------------------------------------------------------------------------------------------


                  (b) Subsection 2.2b(i) of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (i) CHANGES IN TOTAL INDEBTEDNESS TO ADJUSTED
                  ANNUALIZED OPERATING CASH FLOW RATIO. Interest rate adjustments resulting from changes in the Total Indebtedness to Adjusted Annualized Operating Cash Flow Ratio shall be made without notice to the Borrower, based on such ratio as of the end of the most recently completed Fiscal Quarter. All adjustments shall be determined when the Borrower's quarterly financial statements and Compliance Certificate indicating such adjustment to be warranted have been delivered to the Administrative Agent pursuant to Section 5.2, and such adjustments will be effective on the third Business Day following the date on which such statements and Compliance Certificate were delivered.

                  (c) Subsection 2.2h of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  2.2h INTEREST PAYMENT DATES. Interest due on all outstanding Base Rate Loans and Swing Loans shall be payable quarterly in arrears on the last day of each calendar quarter for the calendar quarter just ended. The first payment of interest under the Base Rate Option shall be due on December 31, 1996 and shall be for the actual number of days elapsed between the Closing Date and such date. Interest due on all outstanding Euro-Rate Loans shall be payable on the last day of each Euro-Rate Interest Period and, for Euro-Rate Interest Periods of six months or more, also quarterly in arrears on the last day of each successive three-month period following the first day of such Euro-Rate Interest Period. All accrued and unpaid interest on the Loans and the Swing Loans shall be due and payable on the Maturity Date and, after any maturity of the Revolving Credit Notes, the Swing Note or the Obligations, whether by acceleration or otherwise, on demand until all amounts due hereunder are paid in full.

                  (d) Subsection 2.2i of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  2.2i CALCULATION OF INTEREST. Interest under the Base Rate Option and under the Swing Loan Rate shall be calculated on the basis of the actual number of days elapsed, using a year of 365 or 366 days, as the case may be. Interest under the Euro-Rate Option shall be calculated on the basis of the actual number of days elapsed, using a year of 360 days. Interest for any period shall be calculated from and including the first day thereof to but not including the last day thereof.


                  SECTION 1.04 AMENDMENT TO SECTION 2.4 OF ORIGINAL CREDIT AGREEMENT. Section 2.4 of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  2.4 REQUESTS FOR LOANS, INTEREST RATE OPTIONS AND CONVERSIONS.

                                    (a) REVOLVING CREDIT LOANS. Each request for
                  a Loan and for the election, renewal or conversion to or of an Interest Rate Option shall be made to the Administrative Agent orally or in writing by an Authorized Officer no later than 12:00 noon (Eastern time) (i) at least one (1) Business Day prior thereto, with respect to Base Rate Loans and (ii) at least three (3) Business Days prior thereto, with respect to Euro-Rate Loans. Any oral request for a Loan shall be followed immediately by the Borrower's written confirmation of such request, executed by an Authorized Officer, which confirmation must set forth the amount and date of the Loan, the Interest Rate Option selected and, if applicable, the Euro-Rate Interest Period being selected. All written requests and confirmations shall be in the form of Exhibit "B". A request from the Borrower pursuant to this Section 2.4 with respect to a Euro-Rate Loan shall irrevocably commit the Borrower to accept such Euro-Rate Loan on the date specified in such request. The Administrative Agent shall notify the Lenders of each request for a Base Rate Loan or a Euro-Rate Loan as soon as practicable, but not later than 12:00 noon (Eastern time) on the date on which such Loan is to be made. Each Lender shall make its Commitment Percentage of such Loan available to the Borrower in immediately available funds at the principal office of the Administrative Agent prior to 1:00 p.m. (Eastern time) on the date such Loan is to be made.

                                    (b) SWING LOANS. Except as otherwise
                  provided herein, the Borrower may from time to time prior to the Maturity Date request PNC Bank to make Swing Loans by delivering to PNC Bank not later than 12:00 o'clock noon Eastern time on the proposed borrowing date a duly completed request therefor or a request by telephone immediately confirmed in writing by letter, facsimile or telex. Each Swing Loan Request shall be irrevocable and shall specify the proposed borrowing date and the principal amount of such Swing Loan, which shall be in the amounts specified in Section 2.1d hereof.


                  SECTION 1.05 AMENDMENT TO SECTION 2.5 OF ORIGINAL CREDIT AGREEMENT. Section 2.5 of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  2.5 METHOD OF DISBURSEMENTS AND PAYMENTS. All Loans (except for Swing Loans, which shall be disbursed according to Subsection 2.1g(i)) shall be made by the

                  Administrative Agent funding the account of the Borrower maintained at the Administrative Agent, if any, or by the Administrative Agent making a wire transfer into an account of the Borrower designated by the Borrower or as otherwise directed by the Borrower to the Administrative Agent in writing. All payments of principal, interest, Fees, costs and other amounts due hereunder and under the other Loan Documents relating to the Loans and the Revolving Credit Commitment shall be made by the Borrower to the Administrative Agent at the Administrative Agent's principal office at 909 Fannin, Suite 1700, Houston, Texas 77010 not later than 2:00 p.m. (Eastern time) on the due date. All payments of principal, interest, Fees, costs and other amounts due hereunder and under the other Loan Documents relating to the Swing Loans shall be made by the Borrower to PNC Bank at PNC Bank's office at 1600 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103 no later than 2:00 p.m. (Eastern time) on the due date. All such Loans and Swing Loans and payments thereof shall be immediately good funds when either transferred by the Administrative Agent or PNC Bank, as the case may be, to the Borrower, or when delivered by the Borrower to the Administrative Agent or PNC Bank, as the case may be.


                  SECTION 1.06 AMENDMENT TO SECTION 2.5 OF ORIGINAL CREDIT AGREEMENT. Section 1.05 of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  2.6 LOAN ACCOUNTS. Each Lender shall open and maintain on its books a Loan Account in the Borrower's name with respect to Loans and Swing Loans made, repayments, prepayments, the computation and payment of interest and other amounts due and sums paid to such Lender hereunder and under the other Loan Documents. Except in the case of manifest error in computation, such records shall be presumed correct as to the amount at any time due to such Lender from the Borrower. The failure of any Lender to make an entry in its Loan Account shall not abrogate the Borrower's duty to repay the Obligations owned to such Lender.


                  SECTION 1.07 AMENDMENT TO SUBSECTION 2.7A OF ORIGINAL CREDIT AGREEMENT. Subsection 2.7a of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  2.7a COMMITMENT FEE. (i) The Borrower shall pay to the Administrative Agent, for the Pro Rata benefit of the Lenders, on the last day of each calendar quarter during the term of the Revolving Credit Commitment for the calendar quarter just ended and on the Maturity Date, a Commitment Fee calculated on the basis of the actual number of days elapsed, using a year of 365 or 366 days, as the case may be, at the following rates:


                  At all times when the ratio of                   0.375%
                  Total Indebtedness to Adjusted
                  Annualized Operating Cash Flow
                  is greater than or equal to 6.00 to 1.00

                  At all times when the ratio of                   0.250%
                  Total Indebtedness to Adjusted
                  Annualized Operating Cash Flow
                  is less than 6.00 to 1.00

                  computed on the average daily (computed at the opening of business) unused amount of the Revolving Credit Commitment; PROVIDED, HOWEVER, that the Borrower shall not pay the Commitment Fee with respect to PNC Bank's Swing Loan Commitment. The first payment of the Commitment Fee shall be due on December 31, 1996 and shall be for the actual number of days elapsed between the Closing Date and such date.

                           (ii) Commitment fee adjustments resulting from
                  changes in the Total Indebtedness to Adjusted Annualized Operating Cash Flow Ratio shall be made without notice to the Borrower, based on such ratio as of the end of the most recently completed Fiscal Quarter. All adjustments shall be determined when the Borrower's quarterly financial statements and Compliance Certificate indicating such adjustment to be warranted have been delivered to the Administrative Agent pursuant to Section 5.2, and such adjustments will be effective on the third Business Day following the date on which such statements and Compliance Certificate were delivered.


                  SECTION 1.08 AMENDMENT TO SUBSECTION 8.1A. Subsection 8.1a of the Original Credit Agreement is hereby amended and restated to read as follows:

                  8.1a NONPAYMENT OF BORROWER'S OBLIGATIONS. The Borrower shall default (i) in any payment or required prepayment of principal of the Loans or the Swing Loans when due or any scheduled Revolving Credit Commitment reduction when due, or (ii) in the payment of interest on any Loans or Swing Loans when due, or in the payment of any of the Fees, expenses or other amounts due hereunder or under any of the other Loan Documents when due, and such default in payment of interest, Fees, expenses or other amounts shall have continued for a period of five (5) Business Days after such due date.


                  SECTION 1.09 AMENDMENTS TO SECTION 8.2. Subsections 8.2a and 8.2b of the Original Credit Agreement are hereby amended and restated to read as follows:

                  8.2a EVENTS OF DEFAULT UNDER SECTIONS 8.1C AND 8.1D. Upon the occurrence of an Event of Default set forth in Sections 8.1c and 8.1d, the Revolving Credit Commitment shall automatically terminate and automatically the Revolving Credit Notes, the Swing Loan Note, interest accrued thereon, all other Obligations of the Borrower and all obligations, if any, of any Subsidiary of the Borrower or Wireless under any Loan Document to the Lenders and the Agents shall all become immediately due and payable, without the necessity of demand, presentation, protest, notice of dishonor or notice of default, all of which are hereby expressly waived and deemed to be waived by the Borrower, any Subsidiary of the Borrower or Wireless. Thereafter, the Lenders shall have no further obligation to make any additional Loans hereunder and PNC Bank shall have no further obligation to make any additional Swing Loans hereunder. In addition, during any 60-day period described in Section 8.1c(i), the Lenders shall not have any obligation to make any additional Loans (except in accordance with Subsection 2.1g(i) hereof) and PNC Bank shall not have any obligation to make any additional Swing Loans hereunder.

                  8.2b REMAINING EVENTS OF DEFAULT. Upon the occurrence and during the continuance of any Event of Default set forth in Sections 8.1a, 8.1b, 8.1e, 8.1f, 8.1g, 8.1h, 8.1i, 8.1j, 8.1k,
                  8.1l or 8.1m, the Required Lenders may, at their option, declare the Revolving Credit Commitment terminated and the Revolving Credit Notes, the Swing Note, interest accrued thereon, all other Obligations of the Borrower and all obligations, if any, of any Subsidiary of the Borrower or Wireless under any Loan Document to the Lenders and the Agents to be due and payable, without the necessity of demand, presentation, protest, notice of dishonor or notice of default, all of which are hereby expressly waived and deemed to be waived by the Borrower, any Subsidiary of the Borrower or Wireless. Thereafter, the Lenders shall have no further obligation to make any additional Loans hereunder (except in accordance with Subsection 2.1g(i) hereof), and PNC Bank shall have no further obligation to make any additional Swing Loans hereunder.


                  SECTION 1.10 AMENDMENT TO SECTION 10.1. Section 10.1 of the Original Credit Agreement is hereby amended by adding the following paragraph
(iv) immediately following paragraph (iii):

                                    (iv) The foregoing provisions of this
                  Section 10.1 notwithstanding, PNC Bank and the Borrower may, without the consent or approval of any Lender or any Agent, take the following actions with respect to the Swing Loans and the Swing Loan Commitment:

                                            (A) Adjust the Swing Loan Rate; and

                                            (B) Make changes to the methods of
                  payments of and disbursements of Swing Loans.


                  SECTION 1.11 AMENDMENTS TO EXHIBITS. The Original Credit Agreement is hereby amended to include EXHIBIT "A" which is attached to this Second Amendment.


                  SECTION 1.12 NO OTHER AMENDMENTS OR WAIVERS. The amendments to the Original Credit Agreement set forth above do not either implicitly or explicitly alter, waive or amend, except as expressly provided in this Second Amendment, the provisions of the Original Credit Agreement. The amendments set forth above do not waive, now or in the future, compliance with any other covenant, term or condition to be performed or complied with nor do they impair any rights or remedies of the Lenders or the Agents under the Original Credit Agreement or any other Loan Document with respect to any such violation. Nothing in this Second Amendment shall be deemed or construed to be a waiver or release of, or a limitation upon, the Agents' or the Lenders' exercise of any of their respective rights and remedies under the Original Credit Agreement and the other Loan Documents, whether arising as a consequence of any Events of Default which may now exist or otherwise, and all such rights and remedies are hereby expressly reserved.


                                   ARTICLE II

                     BORROWER'S SUPPLEMENTAL REPRESENTATIONS
                     ---------------------------------------

                  SECTION 2.01. INCORPORATION BY REFERENCE. As an inducement to the Lenders and the Agents to enter into this Second Amendment, the Borrower hereby repeats herein for the benefit of the Lenders and the Agents the representations and warranties made by the Borrower in Article 4 of the Original Credit Agreement, as amended hereby, except that for purposes hereof such representations and warranties shall be deemed to extend to and cover this Second Amendment and the Swing Loan Note.


                                   ARTICLE III

                              CONDITIONS PRECEDENT
                              --------------------

                  SECTION 3.01 CONDITIONS PRECEDENT. Each of the following shall be a condition precedent to the effectiveness of this Second Amendment:

                  (i) The Documentation Agent shall have received, on or before the Amendment Effective Date (as hereinafter defined), the following items, each, unless otherwise indicated, dated on or before the Amendment Effective Date and in form and substance satisfactory to the Documentation Agent and its special counsel, Tucker Arensberg, P.C.:

                           (A) Counterpart originals of this Second Amendment
duly executed by the Borrower, each Lender and each Agent;

                           (B) The Swing Loan Note, duly executed by the
Borrower; and

                           (C) A certified copy of the corporate action of the
Borrower authorizing the execution and delivery of and the performance under this Second Amendment and the Swing Loan Note.

                  For purposes of this Second Amendment the term "Amendment Effective Date" means the date on which the Documentation Agent and its counsel have determined that each of the conditions set forth in this Section 3.01 has been satisfied by the Borrower or waived by the Lenders.

                                   ARTICLE IV

                               GENERAL PROVISIONS
                               ------------------

                  SECTION 4.01 RATIFICATION OF TERMS. Except as expressly amended by this Second Amendment, the Original Credit Agreement and each and every representation, warranty, covenant, term and condition contained therein is specifically ratified and confirmed by the Borrower.

                  SECTION 4.02 REFERENCES. All notices, communications, agreements, certificates, documents or other instruments executed and delivered after the execution and delivery of this Second Amendment in connection with the Original Credit Agreement, any of the other Loan Documents or the transactions contemplated thereby may refer to the Original Credit Agreement without making specific reference to this Second Amendment, but nevertheless all such references shall include this Second Amendment unless the context requires otherwise. From and after the Amendment Effective Date, all references in the Original Credit Agreement and each of the other Loan Documents to the "Agreement" shall be deemed to be references to the Original Credit Agreement as amended hereby.


                  SECTION 4.03 INCORPORATION INTO AGREEMENT. This Second Amendment is deemed incorporated into the Agreement. To the extent that any term or provision of this Second Amendment is or may be deemed expressly inconsistent with any term or provision of the Agreement, the terms and provisions hereof shall control.


                  SECTION 4.04 COUNTERPARTS. This Second Amendment may be executed in any number of separate counterparts, each of which, when so executed and delivered, shall be regarded as an original, and all such counterparts shall together constitute one and the same instrument.


                  SECTION 4.05 CAPITALIZED TERMS. Except for proper nouns and as otherwise defined herein, capitalized terms used herein as defined terms shall have the meanings ascribed to them in the Original Credit Agreement, as amended hereby.


                  SECTION 4.06 COSTS AND EXPENSES. The Borrower will pay all costs and expenses of the Documentation Agent (including, without limitation, the reasonable fees and the disbursements of the Documentation Agent's special counsel, Tucker Arensberg, P.C.) in connection with the preparation, execution and delivery of this Second Amendment and the other documents, instruments and certificates delivered in connection herewith.

                  SECTION 4.07 GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAW, EXCEPTING APPLICABLE FEDERAL LAW AND EXCEPT ONLY TO THE EXTENT PRECLUDED BY THE MANDATORY APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

                  SECTION 4.08 HEADINGS. The headings of the sections in this Second Amendment are for purposes of reference only and shall not be deemed to be a part hereof.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



                                      -17

                  IN WITNESS WHEREOF, the parties hereto, with the intent to be legally bound hereby, have caused this Second Amendment to Credit Agreement to be duly executed by their respective proper and duly authorized officers as a document under seal, as of the day and year first above written.

ATTEST/WITNESS:                    SYGNET COMMUNICATIONS, INC.


                                   By:                               (SEAL)
---------------------------------     -------------------------------
Name:                              Name:
Title:                             Title:


                                   TORONTO DOMINION (TEXAS), INC.,
                                   in its capacity as Administrative Agent


                                   By:                           (SEAL)
                                      ---------------------------
                                   Name:
                                   Title:


                                   PNC BANK, NATIONAL ASSOCIATION,
                                   in its capacities as Documentation Agent and Collateral Agent and as a Lender


                                   By:                                (SEAL)
                                      --------------------------------
                                   Name:
                                   Title:


                                   THE TORONTO-DOMINION BANK


                                   By:                                (SEAL)
                                      --------------------------------
                                   Name:
                                   Title:


                                      -18

                                   CIBC, INC.


                                   By:                                (SEAL)
                                      --------------------------------
                                   Name:
                                   Title:


                                   CORESTATES BANK, N.A.


                                   By:                                (SEAL)
                                      --------------------------------
                                   Name:
                                   Title:


                                   FLEET NATIONAL BANK


                                   By:                               (SEAL)
                                       ------------------------------
                                   Name:
                                   Title:


                                   CREDIT LYONNAIS


                                   By:                              (SEAL)
                                       -----------------------------
                                   Name:
                                   Title:


                                   THE FIRST NATIONAL BANK OF
                                   MARYLAND


                                   By:                              (SEAL)
                                       -----------------------------
                                   Name:
                                   Title:

                                   UNION BANK OF CALIFORNIA, N.A.


                                   By:                              (SEAL)
                                       -----------------------------
                                   Name:
                                   Title:


                                   BANK OF MONTREAL, CHICAGO BRANCH


                                   By:                              (SEAL)
                                       -----------------------------
                                   Name:
                                   Title:


                                   ROYAL BANK OF CANADA


                                   By:                              (SEAL)
                                       -----------------------------
                                   Name:
                                   Title:


                                   NATIONAL CITY BANK,
                                   successor-in-interest to
                                   National City Bank Northeast

                                   By:                              (SEAL)
                                       -----------------------------
                                   Name:
                                   Title:





                                      -20

                                   MERITA BANK LTD - NEW YORK BRANCH


                                   By:                              (SEAL)
                                       -----------------------------
                                   Name:
                                   Title:


                                   By:                              (SEAL)
                                       -----------------------------
                                   Name:
                                   Title:


                                   THE MAHONING NATIONAL BANK OF
                                   YOUNGSTOWN


                                   By:                             (SEAL)
                                       -----------------------------
                                   Name:
                                   Title:






                                      -21-